1 ACHIEVING FULL POTENTIAL Deutsche Bank Global Auto Industry Conference January 13, 2016 Detroit, MI

Forward-Looking Statements Certain statements contained in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements give our current expectations or forecasts of future events and our future performance and do not relate directly to historical or current events or our historical or current performance. Most of these statements contain words that identify them as forward looking, such as “anticipate”, “estimate”, “expect”, “project”, “intend”, “plan”, “believe”, “seek”, “will”, “may”, “opportunity”, “target” or other words that relate to future events, as opposed to past or current events. Forward-looking statements are based on the then-current expectations, forecasts and assumptions of our management and involve risks and uncertainties, some of which are outside of our control, that could cause actual outcomes and results to differ materially from current expectations. For some of the factors that could cause such differences, please see the sections of our annual report on Form 10-K for the year ended December 31, 2014 entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements.” Copies of this report are available from the Securities and Exchange Commission, on our website or through our Investor Relations department. We cannot assure you that the assumptions under any of the forward-looking statements will prove accurate or that any projections will be realized. We expect that there will be differences between projected and actual results. These forward-looking statements speak only as of the date of this presentation, and we do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. We caution prospective purchasers not to place undue reliance on forward-looking statements. All forward-looking statements attributable to us are expressly qualified in their entirety by the cautionary statements contained herein and in our annual report described above. 2

Disclosure on Financials in Presentation Hertz Global Holdings, Inc. (HGH) is the ultimate parent company of the Hertz Corporation (THC) (and collectively, the Company). GAAP and non-GAAP profitability metrics for THC, the wholly owned operating subsidiary, are materially the same as those for HGH. The Company has four reportable segments as follows: • U.S. Car Rental - rental of cars, crossovers and light trucks, as well as ancillary products and services, in the United States; • International Car Rental - rental of cars, crossovers and light trucks, as well as ancillary products and services, internationally; • Worldwide Equipment Rental - rental of industrial, construction, material handling and other equipment in the U.S. and internationally. • All Other Operations - includes the Company's Donlen operating segment which provides fleet leasing and management services together with other business activities. In addition to the above reportable segments, the Company has corporate operations ("Corporate") which includes general corporate assets and expenses and certain interest expense (including net interest on corporate debt). The Company’s equipment rental operations are conducted by its subsidiary, Hertz Equipment Rental Corporation together with other various wholly owned international subsidiaries (collectively, HERC). Hertz Global RAC is defined as the combination of the U.S. Car Rental and International Car Rental segments, excluding Donlen and HERC and including Corporate. Hertz Global is defined as the Company excluding HERC and includes Hertz Global RAC, Donlen and Corporate Amounts shown in this presentation, unless otherwise indicated, are for Hertz Global. 3

4 2015: A Transition Year • 2015 has been a year of transition • Assembled experienced top team • Stabilized the foundation • Building track record of enhanced execution • Unprecedented opportunity for margin expansion

5 2015 Initiatives Successfully Driving Performance Improved customer satisfaction by 4 points YoY Right-sized capacity while completing major fleet refresh Realized $150M in cost efficiencies through 9/30/15; on track to exit FY with $300M+ run rate savings Restored US RAC Adjusted Corporate EBITDA margin to competitive levels Generated 27% increase in International segment Adjusted Corporate EBITDA margin YTD 9/30/15 YoY Delivered favorable early returns on ancillary products and services HGH repurchased ~60% of $1B authorized share buy-back; improved leverage ratios

6 Stabilizing the Business Foundation … Positioning for the Future Started upgrade of the entire IT infrastructure, systems and applications Completed Dollar-Thrifty systems integration HQ relocation completed 11/1 Reverse spin-off on track to be completed by mid-2016 On track   Integration Headquarters relocation HERC separation IT systems upgrade On track

7 Separation of RAC and HERC on Track • HERC Form 10 filed December 21, 2015 • Reverse Spin off of RAC  Allows Company to obtain tax-free treatment for U.S. federal income tax purposes and to achieve optimal capital structures for both businesses  For accounting purposes, RAC considered divesting entity • Leverage ratios established  HERC 3.5x-4.0x at separation  RAC 2.5x-3.5x at YE:2016 • New management team in place • Separation expected to be complete by mid-2016

8 Global Rental Car (RAC) - Full Potential Plan Stabilizing the Foundation in 2015 Excludes HERC Executing the Plan in 2016 Achieving Full Potential 2018-2020

9 2014 2015 est. 2016 mid- point est. 2017 Full Potential (3-5 years) Adjusted Corporate EBITDA margin (excluding HERC), %1 Continued RAC Margin Growth on Path to Full Potential 7% 10% 16-18%2 1 Bars not drawn to scale; 2015-2020 are Company estimates 2 Risk adjusted 12%

10 Three Pillars to Full Potential Delivering Revenue Excellence Winning with Technology Deliver on technology and systems that enhance customer experience and reduce cost Leading on Cost and Quality Drive cost position and service quality to industry leadership through operational excellence Drive excellence in core revenue performance by reinvigorating go to market execution and targeting growth opportunities in enhanced products and services Win customer preference and loyalty through clearly defined and positioned brands supported by consistent, well-tailored and differentiated service model 3 2 1 Global RAC focus with elements tailored to US airport, US Hertz Local Edition, and International markets

11 Built on a foundation of security Winning with Technology Scalable Ready for future growth Integrated Single source of truth flowing to all supporting systems Micro services modularity Agile Flexible Adaptability to meet new customer and business needs Global Local language and currencies Cloud-based

12 New Technology Platform Evolves Over Next 36 Months Future Platform - Project Roadmap 2015 2016 2017 2018 Phase 1 – Customer Interface and Payments Phase 2 – Fleet, Counter, Personalization Phase 3 - Rates and Reservation Finance Systems Modernization CRM

13 Redesigning IT Spending will Drive Incremental Savings 2015 est. Full Potential 2014 $45M Achieved savings $100M Incremental savings • Vendor contract renewals • Demand management of IT services • Decommissioning legacy systems $420M Total Spend $375M $225M Levers to Capture $150M Full Potential opportunity 2016 est. $275M $50M Additional opportunity Does not include $50M annual investment

14 Adjusted Corporate EBITDA growth1 Leading on Cost and Quality Support and Other Direct Operating Expense $200-250M Operational Excellence Have right people, in right place, at right time – leading to reduced cost and increased quality Improve efficiency through process and automation $800-950M Total 1 Total 2018-2020 Adjusted Corporate EBITDA improvement opportunity before investments, inflation, fleet interest and before discounting for execution and other risks $400-450M Fleet Management $200-250M Increase fleet efficiency, reduce cycle time

15 U.S. RAC Fleet Efficiency Improving 1 2016 US GDP estimate; source: FactSet (11/14/15) 2 Dollar Thrifty Group (DTG) Fleet Efficiency is based on average fleet efficiency from 2007-2011 US RAC Fleet Refreshed; 2016E Capacity (0.5%) to 0.5% vs. GDP est. +2.7%1 73% 75% 83% 75% 79% 75% 77% 80% 76% 1Q 2Q 3Q 4Q 2015 2014 2013 US RAC Fleet Efficiency Hertz ’12 DTG '12 2015 est. 77-78% 82%+ 81.9% 80.5% Demand and Capacity Alignment Out of Service Car Sales Inventory Full Potential 2 Quarterly trends reflect seasonality

16 Strengthen Core Revenue $680M Grow Ancillary Revenue $485M $260M $335M Foundation of earned Customer Preference and loyalty • Brands • Experience • Execution • Merchandising excellence • Digital enablement • New offerings • Revenue Management execution • Go-to-Market execution Total Total $1,165M $595M • Excludes $50M annual marketing investment Delivering Revenue Excellence Revenue Growth1 Adjusted Corporate EBITDA growth2 Market3: $580M New4: $100M Market3: $200M New4: $60M 1 Total 2018-2020 Revenue opportunity before investments and before discounting for execution and other risks 2 Total 2018-2020 Adjusted Corporate EBITDA improvement opportunity before investments, inflation, fleet interest and before discounting for execution and other risks 3 Market growth based on GDP growth (FactSet) 4 New growth incorporates growth beyond the market

17 Clear Path to Core Revenue Execution Excellence • Ancillary opportunity significant, largely within direct control • Behaviors for industry full potential realization known • Systems and consumer facing digital are key to unlocking value • Customer preference, loyalty are foundational to revenue efforts

18 No company specific constraints to improved margins It’s within our control Team with proven expertise implementing these types of changes Combination of fresh talent and deeply experienced industry leaders We have the Right team We have a proven potential Focused on initiatives we can execute vs. aspirations around industry conduct Low end of the range achievable with reasonable realization of initiatives within our control Improved industry dynamics could provide opportunity to perform above the range Full Potential is Achievable 2015 is an early demonstration of execution capabilities We are proving our capability for execution and realizing potential

19 2016 Guidance FY:16 GUIDANCE 2016 first year towards Full Potential Continued progress in cost reduction Adjusted Corporate EBITDA CONSOLIDATED HGH, $M 1,700 – 1,800 HERC, $M 625 – 675 CONSOLIDATED HERTZ GLOBAL, $M 1,075 – 1,125 Components of the 2016 guidance given at the Company’s Investor Day on November 17, 2015 will be updated based on fourth-quarter business trends and the completion of the Company’s business plan when it reports year-end results.

20 Reviewing Impact, Opportunity of Ride Sharing Immediate Focus • Enhancing ease and speed of rental car service • Pilot Programs: Supplying fleet and logistics/maintenance services to ride-sharing service providers  Rental car pilots with Lyft in Las Vegas and Denver  Other pilots underway: Used Car Sales, Vehicle Leasing • A declining car ownership scenario presents opportunity  Hertz will be an active participant in alternative mobility solutions

21 Full Potential is Within Our Control Earning Customer Preference and Delivering Revenue Growth Leading Cost and Quality Winning with Technology

Key Definitions Adjusted Corporate EBITDA Net income before net interest expense, income taxes, depreciation (which includes revenue earning equipment lease charges) and amortization as adjusted for car rental fleet interest, car rental fleet depreciation, car rental debt-related charges, and for certain other charges such as non-cash stock- based employee compensation restructuring and restructuring related costs; equipment rental spin-off costs; impairments and asset write-downs; acquisition costs, integration costs, relocation costs and other extraordinary, unusual or non-recurring items. The ratio of Adjusted Corporate EBITDA to total revenues. Adjusted Corporate EBITDA Margin

Adjusted Corporate EBITDA and Adjusted Corporate EBITDA Margin are non-GAAP measures within the meaning of Regulation G. In conformity with Regulation G, information for HGH on a segment basis required to accompany the disclosures of non-GAAP financial measure, including a reconciliation of the non-GAAP measures discussed in this presentation to the most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles in the United States, appears within the supplemental schedules that have been filed with the Securities and Exchange Commission and are available on the Company’s website at http://ir.hertz.com/events-presentations Because of the forward-looking nature of the Hertz Global Adjusted Corporate EBITDA and Adjusted Corporate EBITDA Margin forecast, specific quantifications of the amounts that would be required to reconcile a pre-tax income forecast are not available. The Company believes that there is a degree of volatility with respect to certain of the GAAP measures, primarily related to fair value accounting for financial assets (which includes derivative financial instruments), income tax reporting and certain adjustments made to arrive at the relevant non-GAAP measures, which preclude from providing accurate forecast of GAAP to non-GAAP reconciliations. Based on the above, the Company believes that providing estimates of the amounts that would be required to reconcile the range of the non-GAAP Adjusted Corporate EBITDA and Adjusted Corporate EBITDA Margin for Hertz Global would imply a degree of precision that would be confusing or misleading to investors for the reasons identified above. Key Definitions 23